UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2022

SCOPUS BIOPHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39788	82-1248020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 300

New York, New York 10170

(Address of principal executive offices)

(212) 479-2513

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SCPS	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported on a Form 8-K filed on April 8, 2022, Scopus BioPharma Inc. (the “Company”) received a deficiency notification letter from the Listing Qualifications Staff of the Nasdaq Stock Market LLC (“Nasdaq”) on April 4, 2022 indicating that the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2) because the bid price for the Company’s common stock had closed below $1.00 per share for the previous 30 consecutive business days (the “Minimum Bid Price Standard”). On October 4, 2022, the Company received an additional letter from Nasdaq because the Company had not regained compliance with the Minimum Bid Price Standard as of October 3, 2022.

Also, as previously disclosed, the Company had scheduled a hearing with the Nasdaq Hearings Panel (the “Panel”) at which the Panel would consider the Company’s plan for regaining compliance with Nasdaq listing standards, including the Minimum Bid Price Standard. Such hearing occurred on August 25, 2022. In anticipation of the expiration of the Minimum Bid Price Standard cure period, the Company addressed the Minimum Bid Price Standard as part of its compliance plan (“Compliance Plan”) during its hearing. By letter dated September 13, 2022, Nasdaq informed the Company of the Panel’s decision directing that the Company’s listing be transferred to the Nasdaq Capital Market, effective at the open of business on September 15, 2022, and the Company’s common stock will continue to be listed on that market subject to, among other things, the Company satisfying the Compliance Plan, including regaining compliance with the Minimum Bid Price Standard, in full by no later than January 9, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOPUS BIOPHARMA INC.

Dated: October 7, 2022	By:	/s/ Joshua R. Lamstein
Joshua R. Lamstein
Chairman